UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2010
CARBIZ INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-52209	None

(State or other jurisdiction	(Commission File	(IRS Employer
of	Number)	Identification No.)
incorporation)
7115, 16th Street East, Unit 105
Sarasota, Florida 34243
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (941) 952-9255
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.03 Bankruptcy or Receivership
Item 2.01 Completion of Acquisition or Disposition of Assets.
Carbiz Inc. and its subsidiaries (the “Company”) have turned over all of their assets to the Company’s two senior secured lenders, Dealer Services Corporation and Wells Fargo Preferred Capital, Inc., and have ceased operations.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of the close of business on February 12, 2010, all of the officers and directors of the Company have resigned their positions with the Company and its subsidiaries.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARBIZ INC.
Date: February 12, 2010	By:	/s/ Stanton Heintz
Stanton Heintz
Chief Financial Officer

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